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Exhibit 23.2
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 12, 1999 included in AML Communications, Inc.'s Form 10-KSB, for the fiscal year ended March 31, 1999 and to all references to our Firm included in this registration statement.



                                            ARTHUR ANDERSEN LLP

Los Angeles, California
May 2, 2000